UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

Commission File Number: 000-50502

PREMIER ALLIANCE GROUP, INC
(Exact Name of registrant as Specified in Its Charter)

Nevada	20-0443575
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
4521 Sharon Road
Suite 300
Charlotte, North Carolina 28211
(Address of principal executive offices)

(704) 521-8077
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01Entry into a Material Definitive Agreement.

On April 30, 2010, the Registrant entered into an Asset Purchase Agreement (the “Agreement”) with Intronic Solutions Group LLC, a Kansas limited liability company (“Intronic”).

Pursuant to the Agreement, the Registrant will acquire all of the assets of Intronic. In consideration of the Purchased Assets (as defined), the Registrant shall pay to Intronic (a) the sum of $300,000 in cash, and (b) such number of restricted shares of Registrant’s common stock equal to $700,000, based on the 5-day average closing price of the common stock for the five days prior to the Closing Date, as stated on the OTC Bulletin Board (the “Shares”).  The Registrant will also enter into employment agreements with two of the principals of Intronic.  These employment agreements contain bonus and stock option incentives based on achieving certain target revenues.

The purchase price shall be paid as follows: (i) $300,000 in cash on the Closing Date, and (ii) delivery of the Shares within 10 days after the Closing Date.

The Agreement is conditioned upon satisfactory completion of due diligence and other corporate actions.

Section 2 – Financial Information

Item 2.01Completion of Acquisition or Disposition of Assets.

On April 30, 2010, the Registrant purchased substantially all of the assets of Intronic Solutions Group, LLC., a Kansas corporation (“Intronic”) pursuant to an Asset Purchase Agreement dated April 30, 2010 (the “Agreement”).

In consideration of the Purchased Assets (as defined in the Agreement), including service contracts and office equipment, the Registrant will pay to Intronic (a) the sum of $300,000 in cash, and (b) issue to Intronic 795,455 shares of Registrant’s common stock, equal to $700,000 at a per share price of $0.88, which is based on the 5 day average closing price of the common stock for the five days prior to the Closing Date, as stated on the OTC Bulletin Board. The Registrant will also enter into employment agreements with two of the principals of Intronic.  These employment agreements contain bonus and stock option incentives based on achieving certain target revenues.

The purchase price shall be paid as follows: (i) $300,000 in cash on the Closing Date,  and (ii) delivery of the Shares within 10 days after the Closing Date.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

In accordance with Item 9.01(a), Intronic Solutions Group’s audited financial statements for the fiscal year ended December 31, 2009 and Intronic Solutions Group's unaudited financial statements for the interim period ended April 30, 2010 are filed in this Current Report on Form 8-K as Exhibit 99.1.

(b)Pro forma financial information

In accordance with Item 9.01(b), the Registrant’s pro forma financial statements are filed in this Current Report on Form 8-K as Exhibit 99.2.

(d)Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this report

10.1
Asset Purchase Agreement dated April 30, 2010, between the registrant, Premier Alliance Group, Inc., and Intronic Solutions Group, LLC. (incorporated by reference to exhibit 10.1 to current report on Form8-K of the registrant filed with the Commission on May 3, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PREMIER ALLIANCE GROUP, INC.
(Registrant)
DATE: July 7, 2010	By:	/s/ Mark S. Elliott
Mark S. Elliott
President